UNITED WHOLESALE MORTGAGE December 17, 2025 TWO HARBORS INVESTMENT CORP To Acqu i re

This presentation contains certain forward-looking statements and information, which reflect management’s current beliefs and expectations regarding future events and operating performance and speak only as of the date hereof. These forward-looking statements include statements identified by such terms as “expect”, “anticipate”, “believe”, “ability”, “potential”, “outlook”, “may”, “should”, “target” or similar terms and variations thereof, statements regarding United Wholesale Mortgage’s (“UWM’s”) financial and operational performance as well as its expectations and beliefs regarding (1) the proposed transaction between UWMC and Two Harbors Investment Corp. (“TWO” or “Two Harbors”) , (2) the benefits and synergies of the transaction, (3) future opportunities for the combined company, (4) future financial and operating results as a result of the transaction, (5) the benefits to servicing as a result of the transaction, (6) the ability to accelerate growth and the timing of such growth, (7) the ability of the parties to complete the proposed transaction considering the various closing conditions, (8) UWM’s competitive advantages including the advantages of brokers and the wholesale channel as a result of the transaction, (9) the benefits to TWO’s stockholders, (10) the impact to the market price of UWM’s common stock as a result of the transaction, (11) UWM’s ability to create significant recurring revenues, (12) UWM’s ability to accelerate the transition of servicing in-house, and (13) the integration of TWO into UWM. These statements are based on management’s current expectations, but are subject to risks and uncertainties, many of which are outside of our control, and could cause future events or results to materially differ from those stated or implied in the forward-looking statements, including: (i) the risk that the proposed transaction may not be completed in a timely basis or at all, which may adversely affect UWM’s business and the price of its securities; (ii) the potential failure to receive, on a timely basis or otherwise, the required approvals of the proposed transaction, including stockholder approval by TWO’s stockholders, and the potential failure to satisfy the other conditions to the consummation of the proposed transaction; (iii) that the proposed transaction may divert management’s attention from each of UWMC’s and Two Harbors’ ongoing business operations; (iv) the risk of any legal proceedings related to the proposed transaction or otherwise, including the risk of stockholder litigation in connection with the proposed transaction, or the impact of the proposed transaction thereupon, including resulting expense or delay; (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, including in circumstances which would require payment of a termination fee; (vii) the risk that the anticipated benefits and synergies of the proposed transaction may not be fully realized or may take longer to realize than expected; (viii) UWM’s transition of servicing to in-house may not occur on a timely basis; (ix) the risk that integration of the UWMC and Two Harbors businesses post-closing may not occur as anticipated or the combined company may not be able to achieve the anticipated synergies expected from the transaction, and the costs associated with such integration; (x) UWM’s ability to continue to comply with the complex state and federal laws, regulations or practices applicable to mortgage loan origination and servicing in general; and (xi) other risks and uncertainties indicated from time to time in our filings with the Securities and Exchange Commission including those under “Risk Factors” therein. UWM further wishes to caution readers that certain important factors may have affected and could in the future affect UWM’s results and could cause actual results for subsequent periods to differ materially from those expressed in any forward-looking statement made by or on behalf of UWM. The information provided in this presentation is provided as of the date hereof, and UWM undertakes no obligation to update such information or forward-looking statements to reflect events or circumstances after the date of this presentation. This presentation includes certain non-GAAP financial measures, including non-funding debt. We define “Non-funding debt” as the total of senior notes, lines of credit, borrowings against investment securities, equipment note payable, and finance leases. Management believes that these non-GAAP metrics provide useful information to investors. This measure is not a financial measure calculated in accordance with GAAP and should not be considered as a substitute for revenue, net income, or any other operating performance measure calculated in accordance with GAAP and may not be comparable to a similarly titled measure reported by other companies. A reconciliation of net income, the most directly comparable U.S. GAAP financial measure is set forth in the appendix to this presentation and in UWM Holdings Corporation’s Quarterly Report on Form 10-Q for the quarter ended Sep 30, 2025. DISCLAIMER 2

Important Information for Investors and Stockholders In connection with the proposed transaction, UWMC will file with the SEC the Registration Statement on Form S-4, containing the Proxy Statement of TWO Harbors and the Prospectus of UWMC. After the Registration Statement has been declared effective by the SEC, the Proxy Statement and Prospectus will be delivered to stockholders of TWO. UWMC and TWO may also file other documents with the SEC regarding the proposed transaction. This document is not a substitute for the Registration Statement, the Proxy Statement, the Prospectus, or any other document that UWMC or TWO may file with the SEC. INVESTORS AND SECURITYHOLDERS OF UWMC AND TWO ARE URGED TO READ THE REGISTRATION STATEMENT, THE PROXY STATEMENT, THE PROSPECTUS, AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY, WHEN THEY ARE AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT UWMC, TWO, THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and securityholders of UWMC and TWO will be able to obtain copies of the Registration Statement, the Proxy Statement and the Prospectus when they become available, as well as other filings with the SEC that will be incorporated by reference into such documents, containing information about UWMC and TWO, without charge, at the SEC’s website (http://www.sec.gov). Copies of the documents filed with the SEC by UWMC will be available free of charge under the SEC Filings heading of the Investor Relations section of UWMC’s website at https://investors.uwm.com. Copies of the documents filed with the SEC by TWO will be available free of charge under the SEC Filings heading of the Investors section of TWO’s website at https://www.twoinv.com/investors. Participants in the Solicitation UWMC and TWO and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from TWO’s stockholders in respect of the proposed transaction under the rules of the SEC. Information regarding UWMC’s directors and executive officers is available in UWMC’s Annual Report on Form 10-K for the year ended December 31, 2024, and UWMC’s proxy statement, dated April 25, 2025, for its 2025 annual meeting of stockholders (the “UWMC 2025 Proxy”), which can be obtained free of charge through the website maintained by the SEC at http://www.sec.gov. Please refer to the sections captioned “Compensation Discussion and Analysis”, “Executive Compensation”, “Stock Ownership” and “Proposal 3 – Advisory Vote on Executive Officer Compensation” in the UWMC 2025 Proxy. Any changes in the holdings of UWMC’s securities by UWMC’s directors or executive officers from the amounts described in the UWMC 2025 Proxy have been reflected in Statements of Change in Ownership on Form 4 filed with the SEC subsequent to the filing date of the UWMC 2025 Proxy and are available at the SEC’s website at www.sec.gov. Information regarding TWO’s directors and executive officers is available in TWO’s Annual Report on Form 10-K for the year ended December 31, 2024, and TWO’s proxy statement, dated April 2, 2025, for its 2025 annual meeting of stockholders (the “TWO 2025 Proxy”), which can be obtained free of charge through the website maintained by the SEC at http://www.sec.gov. Please refer to the sections captioned “Compensation Discussion and Analysis”, “Summary Compensation Table”, “Stock Ownership” and “Proposal 2: Advisory Vote Relating to Executive Compensation” in the TWO 2025 Proxy. Any changes in the holdings of TWO’s securities by TWO’s directors or executive officers from the amounts described in the TWO 2025 Proxy have been reflected in Statements of Change in Ownership on Form 4 filed with the SEC subsequent to the filing date of the TWO 2025 Proxy and are available at the SEC’s website at www.sec.gov. Additional information regarding the interests of such participants will be included in the Registration Statement containing the Proxy Statement and other relevant materials to be filed with the SEC when they become available. No Offer or Solicitation This presentation is for informational purposes only and is not intended to, and shall not, constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. DISCLAIMER 3

UWM + TWO
A HIGHLY COMPELLING AND STRATEGIC TRANSACTION

	UWM Today	Pro Forma UWM
1	Largest Mortgage Originator with Leading Market Position	#1 Originator and #8 Servicer
2	Balanced Model that Performs Well in Various Environments	Combination of leading Origination and Servicing franchises creates an even more balanced and resilient model $392bn+ owned servicing UPB, creating $1bn+ of recurring servicing revenues
3	Flexible Cost Structure and Industry-Leading Efficiency	Potentially accelerates transition of servicing in-house, driving further reduction in servicing costs
4	Competitive Advantages Created Through Technology, Service and Partnership Model	Industry-leading servicing technology and operations, providing better borrower experience and value to brokers
5	Positioned to Take Leadership in Refinance and Drive Next Leg of Growth	Incremental servicing UPB provides enhanced leads and opportunities for broker partners
6	Strong Values and Unique Culture Drive Long-Term Sustainability	A seamless integration creating an even more resilient company

UWM HOLDINGS CORPORATION

Source: TWO public filings; UWM Management.

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TWO HARBORS OVERVIEW

Headquarters: St. Louis Park, MN | **Founded:** 2009 | **Employees:** 493 (Nov 2025)

$1,122mm
Tangible Book Value

$182mm
LTM 9/30/25 Cash Distributions to Common Shareholders

Servicing Portfolio Highlights (Q3'25)

$176bn
Owned UPB
(100% GSE)

$635mm
Recurring Net Servicing Income
(LTM Q3'25)

720,038
Loans Serviced

759
Original FICO

3.58%
Wtd. Avg. Loan Rate

25bps
Servicing Fee Rate

Securities Portfolio Highlights (Q3'25)

$6.5bn Agency RMBS Portfolio

- $5.7bn 30-Year Fixed Rate
  - 6.2% Gross Wtd. Avg Coupon
- Carried at fair value

RoundPoint Overview

Vertically integrated servicing platform acquired by TWO in October 2023

High Quality Platform

- ✓ Proven operational capabilities with strong compliance and risk management
- ✓ Licensed to service loans in all 50 states and originate loans in 49 states, D.C. and U.S. Virgin Islands
- ✓ Excess capacity to immediately onboard 100,000+ additional loans

Significant Scale

TWO Loans Serviced by RoundPoint



-
408k
834k
856k
August 2022 (RoundPoint Announcement)
Q2 2023
Q2 2024 (Transfer Completed)
Q3 2025[1]

Low Cost to Service

- ✓ Highly efficient operating model driving competitive cost per loan

Technology Drives Efficiencies and Scalability

- ✓ AI in the contact center deploying speech recognition and transcription
- ✓ AI-driven agent assistance and knowledge bases
- ✓ Planned expansion of AI to include automated customer interactions and AI agents

UWM HOLDINGS CORPORATION

Source: TWO public filings.
1. Includes 135,706 loans subserviced on behalf of third parties.

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Overall mortgage lender in the U.S. since 2022 #1 Wholesale mortgage lender in the U.S. since 2015 #1 #1 42.5% 3Q25 Purchase Production $25.2B Net Promoter Score 3Q25 +88.7 3Q25 Adjusted EBITDA Servicing UPB as of September 30, 2025 $216B 3Q25 Loan Production Purchase mortgage lender in the U.S. since 2022 Wholesale market share2 6 TRANSACTION SUMMARY Overall lender market share1 8.4% $211.1M$41.7B Structure  100% stock consideration  TWO shareholders will receive a fixed number of shares of UWM Class A common stock for each share of TWO common stock  Fixed exchange ratio of 2.3328x implies a price of $11.94 per TWO share  247.559mm UWMC Class A Shares Issued Transaction Value  ~$1.268bn equity value, equivalent to 1.13x TWO’s fully diluted tangible common book value of $10.57(1) per share  Offer price of $11.94 per share represents a 21% premium to TWO’s 30-day VWAP as of 12/16/2025 Financial  Earnings per share accretive  Estimated annual pre-tax annual synergies of approximately $150mm  Assumes the conversion of $622mm(2)(3) TWO Preferred Stock into equivalent newly established UWM Preferred Stock(2)(3)  Assumes $115mm of TWO senior notes will roll  TWO convertible notes are expected to be fully retired using available cash prior to closing Management and Board  UWM’s senior management team will remain the senior management of the combined company  Upon closing, the board of the combined company will consist of 11 members, 10 of whom will be from the board of UWM and 1 of whom will be from the board of TWO Timing and Approvals  Anticipated to close in Q2 2026  TWO stockholder approval  Customary regulatory approvals Pro Forma Ownership  UWMC Shareholders: 87%  SFS Corp.: ~71%  TWO Shareholders: ~13% 1. Based on 9/30/25 shareholders’ equity of $1,771.7mm less preferred stock liquidation preference of $621.8mm and $28.1mm of goodwill divided by 106.118mm diluted TWO shares outstanding as of 11/30/2025, inclusive of 0.865mm RSUs and 1.093mm PSUs outstanding, provided by TWO management. 2. Reflects liquidation preference of TWO’s Series A, Series B, and Series C Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock; to maintain rights, preferences, privileges, and voting powers substantially the same upon conversion. 3. Based on Agreement and Plan of Merger, dated December 17, 2025.

TRANSACTION HIGHLIGHTS FOR UWM SHAREHOLDERS

Financially Attractive

- ✓ Accretive to earnings and book value
- ✓ Opportunity for meaningful expense and revenue synergies
- ✓ De-levering transaction will be accretive to key credit metrics

Increases Recurring Revenue

$1bn+ in pro forma recurring servicing revenues creates even more resilient financial profile in various markets

Extends UWM's Leading Industry Positioning

Creates top 8 servicer in addition to UWM's current position as #1 overall, #1 wholesale and #1 purchase lender

Adds Best-in-Class Servicing Platform and additional capital markets expertise

- ✓ Accelerates UWM's transition of servicing in-house
- ✓ TWO has among the lowest cost to service in the industry
- ✓ Opportunities to leverage TWO's financing, hedging and secondary markets strategies

Expands UWM Ecosystem

- ✓ TWO's $176bn UPB owned servicing portfolio, with 720k+ customers expands UWM's connectivity to borrowers
- ✓ Provides additional opportunities for UWM's broker partners

Increases Float

Increases UWMC's float to ~$2.6bn – approximately double UWMC's standalone float[1]

Attractive Size

- ✓ Prudently sized deal limits complexity and execution risk while adding meaningful scale
- ✓ Size of combined servicing portfolio will be within UWM's optimal range of 1-2x annual originations capacity, which allows for opportunistic hedging and selling

1. Based on 265.901mm UWMC Class A shares outstanding as of 12/9/25.

UWM® HOLDINGS CORPORATION

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TRANSACTION HIGHLIGHTS FOR TWO SHAREHOLDERS

Meaningful Premium with Potential Upside

- ~21% premium to TWO's 30-day VWAP as of 12/16/2025 and 13% premium to TWO's 9/30/25 Fully Diluted Tangible Book Value Per Share
- Upside in UWM's stock through execution of standalone growth plan, as well as synergies from this transaction

UWMC Offers an Attractive Dividend

- 7.8% current dividend yield
- UWM has issued a quarterly dividend of approximately $160mm ($0.10 per share) every quarter since becoming a publicly traded company in 2021
- Acquisition results in significant increase in equity
- TWO's high-quality servicing portfolio and servicing operation will create incremental earnings and cash flow

Enhanced Scale and Liquidity

- ~$10bn pro forma UWMC market cap, ~9x TWO standalone market cap
- $2.6bn pro forma UWMC float[(1)] — more than double TWO standalone

UWM's Origination Capabilities Complement TWO's Servicing Capabilities

- UWM's #1 origination capabilities complement TWO's servicing platform and servicing portfolio
- UWM's industry-leading technology and network of broker partners creates opportunity to provide maximum protection to TWO's servicing portfolio
- Origination and servicing balance creates more resilient business model across rate and macro environment

1. Based on 265.901mm UWMC Class A shares outstanding as of 12/9/25.

UWM HOLDINGS CORPORATION

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9 UWM’S ORIGINATION ENGINE BALANCED BY RIGHT-SIZED SERVICING PORTFOLIO #1 Overall Lender($ in billions) Right-Sized MSR Portfolio #14 #13 #8 Rank $176bn $216bn $392bn Servicing UPB(1) $114bn Volume 9M’25 + (2) Extends Leading Market Position High Quality Servicing Portfolio Creates Significant Recurring Revenues #1 Rank $392bn Pro Forma Owned Servicing UPB ~30bps Wtd. Average Servicing Fee Rate $1bn+ Recurring Servicing Revenue 1,319k # of Loans Serviced (2) 599k 720k(3) Source: Inside Mortgage Finance, UWM Management. 1. Source: Inside Mortgage Finance. Represents top MSR owners. 2. Source: UWMC Q3’25 Form 10Q; and TWO Q3’25 Form 10Q. 3. Does not include Subserviced portfolio. Combined servicing portfolio will be within UWM’s optimal range of 1-2x annual originations capacity

FINANCIALLY COMPELLING

Shareholder Enhancing

✓ **Earnings Per Share Accretive**

✓ **Tangible Book Value Per Share Accretive**

✓ **Enhances Trading Liquidity**



~$1.4bn
~$2.6bn
UWMC
UWMC PF

	UWMC	UWMC PF
Float as % of Mkt Cap:	~16%	~27%

Accretive to Key Credit Metrics

	UWM 9/30/2025	Pro Forma UWM[1] 9/30/2025
Total Tangible Equity excl. Preferred Stock (mm)	$1,587	$2,649
TCE / Tangible Man. Assets[2]	9.8%	14.1%
Total Debt / Total Tangible Equity[3]	8.6x	5.6x
Total Non-Funding Debt / Total Tangible Equity[3]	2.4x	1.9x

UWM HOLDINGS CORPORATION

Source: UWMC and TWO public filings.
Note: UWMC's float based on 265.901mm UWMC Class A shares outstanding as of 12/9/25.
1. Illustratively assumes monetization of TWO's $6.5bn securities portfolio including derivatives and repayment of $6.4bn of related financing; redemption of $115mm TWO senior notes outstanding; repayment of $261mm TWO's convertible senior notes; and redemption of $622mm preferred shares with excess cash.
2. Excludes loans eligible for repurchase from Ginnie Mae in line with Moody's methodology.
3. Reflects 50% debt / 50% equity treatment for TWO's preferred shares, consistent with Fitch's methodology.

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10 OVERVIEW OF POTENTIAL SYNERGIES Approximately $150mm in Annual Potent ia l Synergies Recapture Uplift • Utilize UWM’s industry leading origination capabilities to support UWM’s servicing portfolio Servicing • Leverage TWO’s excess capacity and efficient servicing platform Operating Expenses • Streamline support functions and public company expenses • Eliminate duplicative technology and vendors • Further optimize expenses leveraging UWM’s scale Revenue Cost Savings Financing • Take advantage of UWM’s lower cost of funding

UWM WELL POSTIONED FOR ANY MARKET INVESTED FOR FUTURE GROWTH Grew market share as rates rose STICKY PARTNER BASE Efficient process keeps broker partners sticky to UWM BROKER CHANNEL Embedded in local communities and growing PURCHASE FOCUSED Durability of purchase originations in varying rate environments 12 SERVICING PLATFORM Provides brokers increased connectivity to borrowers

13 APPENDIX

PRO FORMA CAPITALIZATION

	UWMC 9/30/25	TWO 9/30/25	Pro Forma 9/30/25
Secured Debt:			
Warehouse Funding Facilities	$9,784	$8	$9,792
Repurchase Agreements on Investment Securities	--	6,363	--
Funding Debt	**$9,784**	**$6,372**	**$9,792**
Secured lines of credit	$--	$945	$544
Borrowings Against Investment Securities	87	--	87
Other Repurchase Agreements (MSRs & Loans HFS)	--	742	742
Finance Lease	23	--	23
Senior Unsecured Notes	3,781	372	3,776
Non-Funding Debt	**$3,891**	**$2,059**	**$5,173**
Total Debt	$13,675	$8,431	$14,965
Cash	871	771	500
Net Debt	12,804	7,660	14,465
Tangible Common Equity	1,587	1,122	2,649
Tangible Managed Assets(1)	16,273	10,839	18,797
Credit Statistics			
Tangible Common Equity / Tangible Managed Assets(2)	**9.8%**	**10.4%**	**14.1%**
Total Debt / Tangible Common Equity(3)	**8.6x**	**6.1x**	**5.6x**
Non-Funding Debt / Tangible Common Equity(3)	**2.4x**	**1.4x**	**1.9x**

UWM HOLDINGS CORPORATION

Source: UWMC and TWO public filings. Credit statistics based on 9/30/25.

Note: Illustratively assumes monetization of TWO's $6.5bn securities portfolio including derivatives and repayment of $6.4bn of related financing; redemption of $115mm TWO senior notes outstanding; repayment of $261mm TWO's convertible senior notes; and redemption of $622mm preferred shares with excess cash.

1. Total managed assets defined as total assets minus goodwill minus loans eligible for repurchase from Ginnie Mae.
2. Excludes loans eligible for repurchase from Ginnie Mae in line with Moody's methodology.
3. Reflects 50% debt / 50% equity treatment for TWO's preferred shares, consistent with Fitch's methodology.

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